CapitalSource Inc.
Consolidated Balance Sheets
($ in thousands)

	June 30,	December 31,
	2009	2008
	(Unaudited)

ASSETS
Cash and cash equivalents	$1,002,407	$1,338,563
Restricted cash	202,920	419,383
Investment securities:
Available-for-sale, at fair value	829,326	679,551
Held-to-maturity, at amortized cost	219,154	14,389

Total investment securities	1,048,480	693,940
Mortgage-backed securities pledged, trading	—	1,489,291
Mortgage-related receivables, net	1,626,387	1,801,535
Commercial real estate “A” participation interest, net	887,569	1,396,611
Loans:
Loans held for sale	59,460	8,543
Loans held for investment	8,884,252	9,396,751
Less deferred loan fees and discounts	(155,924)	(174,317)
Less allowance for loan losses	(447,728)	(423,844)

Loans held for investment, net	8,280,600	8,798,590

Total loans	8,340,060	8,807,133
Interest receivable	104,703	117,516
Direct real estate investments, net	958,909	989,716
Other investments	106,673	127,746
Goodwill	173,135	173,135
Other assets	654,988	1,065,063

Total assets	$15,106,231	$18,419,632

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Deposits	$4,547,939	$5,043,695
Repurchase agreements	—	1,595,750
Credit facilities	1,249,698	1,445,062
Term debt	4,770,352	5,338,456
Other borrowings	1,598,141	1,573,813
Other liabilities	330,661	592,136

Total liabilities	12,496,791	15,588,912

Shareholders’ equity:
Preferred stock (50,000,000 shares authorized; no shares outstanding)	—	—
Common stock ($0.01 par value, 1,200,000,000 shares authorized; 303,306,840 and 282,804,211 shares issued and shares outstanding, respectively)	3,033	2,828
Additional paid-in capital	3,818,943	3,686,765
Accumulated deficit	(1,224,344)	(868,425)
Accumulated other comprehensive income, net	11,185	9,095

Total CapitalSource Inc. shareholders’ equity	2,608,817	2,830,263
Noncontrolling interests	623	457

Total shareholders’ equity	2,609,440	2,830,720

Total liabilities and shareholders’ equity	$15,106,231	$18,419,632

CapitalSource Inc.
Consolidated Statements of Income
(Unaudited)
($ in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2009	2009	2008	2009	2008
Net investment income:
Interest income:
Loans	$183,093	$199,392	$222,118	$382,485	$468,619
Investment securities	13,469	20,553	29,417	34,022	86,757
Other	913	1,742	2,687	2,655	7,171

Total interest income	197,475	221,687	254,222	419,162	562,547
Fee income	24,906	31,396	41,267	56,302	74,908

Total interest and fee income	222,381	253,083	295,489	475,464	637,455
Operating lease income	27,406	27,880	24,210	55,286	51,900

Total investment income	249,787	280,963	319,699	530,750	689,355
Interest expense:
Deposits	29,959	38,387	—	68,346	—
Borrowings	80,906	92,648	158,115	173,554	348,587

Total interest expense	110,865	131,035	158,115	241,900	348,587

Net investment income	138,922	149,928	161,584	288,850	340,768
Provision for loan losses	203,847	155,267	31,674	359,114	37,333

Net investment (loss) income after provision for loan losses	(64,925)	(5,339)	129,910	(70,264)	303,435

Operating expenses:
Compensation and benefits	34,808	35,037	37,808	69,845	69,597
Depreciation of direct real estate investments	8,838	8,964	8,990	17,802	17,906
Professional fees	11,860	17,420	8,989	29,280	21,923
Other administrative expenses	22,254	16,858	14,855	39,112	28,725

Total operating expenses	77,760	78,279	70,642	156,039	138,151

Other income (expense):
Loss on investments, net	(4,967)	(16,127)	(4,961)	(21,094)	(3,993)
(Loss) gain on derivatives	(1,333)	(686)	15,098	(2,019)	(23,013)
Gain (loss) on residential mortgage investment portfolio	—	15,311	9,060	15,311	(46,317)
Gain (loss) on extinguishment of debt	4,565	(57,128)	12,725	(52,563)	12,725
Other (expense) income, net	(10,970)	(15,497)	8,364	(26,467)	4,485

Total other (expense) income	(12,705)	(74,127)	40,286	(86,832)	(56,113)

Net (loss) income before income taxes	(155,390)	(157,745)	99,554	(313,135)	109,171
Income tax expense (benefit)	91,179	(53,425)	37,243	37,754	40,319

Net (loss) income	(246,569)	(104,320)	62,311	(350,889)	68,852
Net (loss) income attributable to noncontrolling interests	(22)	(16)	283	(38)	1,580

Net (loss) income attributable to CapitalSource Inc	$(246,547)	$(104,304)	$62,028	$(350,851)	$67,272

Net (loss) income per share attributable to CapitalSource Inc.:
Basic	$(0.82)	$(0.36)	$0.26	$(1.19)	$0.30
Diluted	$(0.82)	$(0.36)	$0.26	$(1.19)	$0.29

Average shares outstanding:
Basic	299,452,870	290,098,800	235,076,287	294,818,311	227,580,584
Diluted	299,452,870	290,098,800	236,445,230	294,818,311	228,969,238

Dividends declared per share	$0.01	$0.01	$0.60	$0.02	$1.20

CapitalSource Inc.
Segment Data
(Unaudited)
($ in thousands)

	Three Months Ended June 30, 2009					Three Months Ended March 31, 2009
		OTHER					OTHER
	CAPITALSOURCE	COMMERCIAL	HEALTHCARE	INTERCOMPANY		CAPITALSOURCE	COMMERCIAL	HEALTHCARE	INTERCOMPANY
	BANK	FINANCE	NET LEASE	ELIMINATIONS	CONSOLIDATED	BANK	FINANCE	NET LEASE	ELIMINATIONS	CONSOLIDATED
Net investment income:
Interest income	$66,744	$133,059	$97	$(2,425)	$197,475	$72,867	$151,133	$85	$(2,398)	$221,687
Fee income	6,052	20,629	—	(1,775)	24,906	4,557	27,327	—	(488)	31,396

Total interest and fee income	72,796	153,688	97	(4,200)	222,381	77,424	178,460	85	(2,886)	253,083
Operating lease income	—	—	27,406	—	27,406	—	—	27,880	—	27,880

Total investment income	72,796	153,688	27,503	(4,200)	249,787	77,424	178,460	27,965	(2,886)	280,963
Interest expense	30,551	77,215	5,524	(2,425)	110,865	38,413	89,263	5,757	(2,398)	131,035

Net investment income	42,245	76,473	21,979	(1,775)	138,922	39,011	89,197	22,208	(488)	149,928
Provision for loan losses	90,470	113,377	—	—	203,847	24,991	130,276	—	—	155,267

Net investment (loss) income after provision for loan losses	(48,225)	(36,904)	21,979	(1,775)	(64,925)	14,020	(41,079)	22,208	(488)	(5,339)

Compensation and benefits	11,005	23,179	624	—	34,808	10,954	23,807	276	—	35,037
Depreciation of direct real estate investments	—	—	8,838	—	8,838	—	—	8,964	—	8,964
Professional fees	615	11,046	199	—	11,860	595	16,614	211	—	17,420
Other operating expenses	14,582	16,347	2,016	(10,691)	22,254	12,191	15,723	2,136	(13,192)	16,858

Total operating expenses	26,202	50,573	11,676	(10,691)	77,760	23,740	56,144	11,587	(13,192)	78,279

Total other income (expense)	8,364	(11,277)	1,005	(10,797)	(12,705)	9,561	(71,765)	1,365	(13,288)	(74,127)

Net (loss) income before income taxes	(66,063)	(98,754)	11,308	(1,881)	(155,390)	(159)	(168,988)	11,986	(584)	(157,745)
Income tax expense (benefit)	4,781	89,702	(3,304)	—	91,179	(65)	(58,023)	4,663	—	(53,425)

Net (loss) income	(70,844)	(188,456)	14,612	(1,881)	(246,569)	(94)	(110,965)	7,323	(584)	(104,320)
Net loss attributable to noncontrolling interests	—	(22)	—	—	(22)	—	(16)	—	—	(16)

Net (loss) income attributable to CapitalSource Inc	$(70,844)	$(188,434)	$14,612	$(1,881)	$(246,547)	$(94)	$(110,949)	$7,323	$(584)	$(104,304)

	Six Months Ended June 30, 2009					Six Months Ended June 30, 2008
		OTHER					OTHER
	CAPITALSOURCE	COMMERCIAL	HEALTHCARE	INTERCOMPANY		CAPITALSOURCE	COMMERCIAL	HEALTHCARE	INTERCOMPANY
	BANK	FINANCE	NET LEASE	ELIMINATIONS	CONSOLIDATED	BANK	FINANCE	NET LEASE	ELIMINATIONS	CONSOLIDATED
Net investment income:
Interest income	$139,611	$284,192	$182	$(4,823)	$419,162	$—	$568,153	$829	$(6,435)	$562,547
Fee income	10,609	47,956	—	(2,263)	56,302	—	74,890	18	—	74,908

Total interest and fee income	150,220	332,148	182	(7,086)	475,464	—	643,043	847	(6,435)	637,455
Operating lease income	—	—	55,286	—	55,286	—	—	51,900	—	51,900

Total investment income	150,220	332,148	55,468	(7,086)	530,750	—	643,043	52,747	(6,435)	689,355
Interest expense	68,964	166,478	11,281	(4,823)	241,900	—	333,367	21,655	(6,435)	348,587

Net investment income	81,256	165,670	44,187	(2,263)	288,850	—	309,676	31,092	—	340,768
Provision for loan losses	115,461	243,653	—	—	359,114	—	37,333	—	—	37,333

Net investment (loss) income after provision for loan losses	(34,205)	(77,983)	44,187	(2,263)	(70,264)	—	272,343	31,092	—	303,435

Compensation and benefits	21,959	46,986	900	—	69,845	—	68,622	975	—	69,597
Depreciation of direct real estate investments	—	—	17,802	—	17,802	—	—	17,906	—	17,906
Professional fees	1,210	27,660	410	—	29,280	—	21,476	447	—	21,923
Other operating expenses	26,773	32,070	4,152	(23,883)	39,112	—	25,500	3,225	—	28,725

Total operating expenses	49,942	106,717	23,263	(23,883)	156,039	—	115,598	22,553	—	138,151

Total other income (expense)	17,925	(83,042)	2,370	(24,085)	(86,832)	—	(54,697)	(1,416)	—	(56,113)

Net (loss) income before income taxes	(66,222)	(267,742)	23,294	(2,465)	(313,135)	—	102,048	7,123	—	109,171
Income tax expense	4,716	31,679	1,359	—	37,754	—	40,319	—	—	40,319

Net (loss) income	(70,938)	(299,421)	21,935	(2,465)	(350,889)	—	61,729	7,123	—	68,852
Net (loss) income attributable to noncontrolling interests	—	(38)	—	—	(38)	—	(486)	2,066	—	1,580

Net (loss) income attributable to CapitalSource Inc	$(70,938)	$(299,383)	$21,935	$(2,465)	$(350,851)	$—	$62,215	$5,057	$—	$67,272

CapitalSource Inc.
Selected Financial Data
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2009	2009	2008	2009	2008

CapitalSource Bank Segment:

Performance ratios:
Return on average assets	(4.94%)	(0.01%)	N/A	(2.45%)	N/A
Return on average equity	(30.84%)	(0.04%)	N/A	(15.45%)	N/A
Yield on average interest earning assets	5.19%	5.35%	N/A	5.27%	N/A
Cost of funds	2.58%	3.16%	N/A	2.87%	N/A
Net finance margin	3.01%	2.69%	N/A	2.85%	N/A
Operating expenses as a percentage of average total assets	1.83%	1.62%	N/A	1.72%	N/A
Core lending spread	6.96%	6.81%	N/A	6.85%	N/A
Loan yield	7.33%	7.29%	N/A	7.28%	N/A

Capital ratios:
Tier 1 leverage	12.46%	12.87%	N/A	12.46%	N/A
Total risk-based capital	16.77%	17.24%	N/A	16.77%	N/A
Tangible common equity to tangible assets	12.49%	13.12%	N/A	12.49%	N/A

Average balances ($ in thousands):
Average loans	$2,947,753	$2,791,350	N/A	$2,870,021	N/A
Average assets	5,748,682	5,943,750	N/A	5,845,714	N/A
Average interest earning assets	5,626,428	5,872,004	N/A	5,748,737	N/A
Average deposits	4,629,352	4,923,789	N/A	4,775,757	N/A
Average borrowings	123,033	5,000	N/A	64,343	N/A
Average equity	921,405	930,552	N/A	925,953	N/A

Other Commercial Finance Segment:

Performance ratios:
Return on average assets	(8.37%)	(4.44%)	1.64%	(6.31%)	0.78%
Return on average equity	(49.69%)	(29.00%)	10.25%	(39.41%)	5.28%
Yield on average interest earning assets	7.84%	8.33%	8.55%	8.10%	8.51%
Cost of funds	4.23%	4.25%	4.96%	4.29%	5.02%
Net finance margin	3.90%	4.27%	4.22%	4.04%	4.10%
Operating expenses as a percentage of average total assets	2.25%	2.25%	1.58%	2.25%	1.44%
Core lending spread	8.59%	8.68%	7.07%	8.47%	7.11%
Loan yield	9.05%	9.62%	10.11%	9.18%	10.36%

Leverage ratios:
Total debt to equity (as of period end)	5.65x	5.32x	4.15x	5.65x	4.15x
Equity to total assets (as of period end)	14.59%	15.40%	19.01%	14.59%	19.01%

Average balances ($ in thousands):
Average loans	$6,405,635	$6,733,765	$9,715,111	$6,568,794	$9,781,606
Average assets	9,034,419	10,125,135	15,067,109	9,574,897	16,084,727
Average interest earning assets	7,856,362	8,692,688	14,040,040	8,272,665	15,153,501
Average borrowings	7,329,372	8,310,324	12,234,515	7,817,138	13,311,662
Average equity	1,521,013	1,551,346	2,416,071	1,531,820	2,364,971

CapitalSource Inc.
Selected Financial Data
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2009	2009	2008	2009	2008

Healthcare Net Lease Segment:

Performance ratios:
Return on average assets	5.63%	2.82%	0.10%	4.22%	0.93%
Return on average equity	11.83%	5.85%	0.27%	8.74%	2.60%
Yield on average income earning assets	10.37%	10.58%	9.08%	10.47%	9.74%
Cost of funds	4.72%	4.77%	7.16%	4.84%	7.12%
Net finance margin	8.18%	8.31%	5.02%	8.24%	5.67%
Operating expenses as a percentage of average total assets	4.50%	4.46%	4.23%	4.48%	4.16%
Operating expenses (excluding direct real estate depreciation) as a percentage of average total assets	1.09%	1.01%	0.89%	1.05%	0.86%

Leverage ratios:
Total debt to equity (as of period end)	0.93x	0.96x	1.63x	0.93x	1.63x
Equity to total assets (as of period end)	48.37%	47.65%	34.69%	48.37%	34.69%

Average balances ($ in thousands):
Average assets	$1,040,676	$1,053,377	$1,079,855	$1,046,992	$1,088,150
Average interest earning assets	17,394	15,175	26,652	16,291	30,974
Average income earning assets	1,077,872	1,084,124	1,095,916	1,080,981	1,099,254
Average borrowings	469,284	474,497	608,298	470,009	610,384
Average equity	495,576	507,863	383,841	505,962	390,004

Consolidated CapitalSource Inc.:

Performance ratios:
Return on average assets	(6.35%)	(2.51%)	1.57%	(4.36%)	0.80%
Return on average equity	(33.79%)	(14.20%)	8.89%	(23.96%)	4.90%
Yield on average interest earning assets	6.61%	7.04%	8.43%	6.83%	8.42%
Cost of funds	3.58%	3.92%	5.04%	3.76%	5.11%
Net finance margin	3.83%	3.89%	4.28%	3.86%	4.20%
Operating expenses as a percentage of average total assets	2.00%	1.88%	1.78%	1.94%	1.64%
Operating expenses (excluding direct real estate depreciation) as a percentage of average total assets	1.77%	1.67%	1.56%	1.72%	1.43%

Leverage ratios:
Total debt and deposits to equity (as of period end)	4.66x	4.48x	3.76x	4.66x	3.76x
Equity to total assets (as of period end)	17.27%	17.85%	20.48%	17.27%	20.48%
Tangible common equity to tangible assets	16.22%	16.85%	20.25%	16.22%	20.25%

Average balances ($ in thousands):
Average loans	$9,352,814	$9,524,747	$9,715,111	$9,438,343	$9,781,606
Average assets	15,577,640	16,873,725	15,881,032	16,222,139	16,908,992
Average interest earning assets	13,499,610	14,579,500	14,066,691	14,037,222	15,184,475
Average income earning assets	14,560,088	15,648,449	15,135,956	15,101,912	16,252,755
Average borrowings	7,780,606	8,644,983	12,595,070	8,210,407	13,674,303
Average deposits	4,629,352	4,923,789	N/A	4,775,757	N/A
Average equity	2,926,463	2,978,957	2,799,913	2,952,565	2,754,975

CapitalSource Inc.
Credit Quality Data
(Unaudited)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Loans 30-89 days contractually delinquent:
As a % of total commercial lending assets(1)	1.19%	1.21%	2.75%	0.39%	0.74%	1.12%	0.85%	0.22%	0.44%
Loans 90 or more days contractually delinquent:
As a % of total commercial lending assets	4.15%	2.79%	1.30%	1.72%	1.17%	0.59%	0.59%	0.71%	0.88%
Loans on non-accrual (2) :
As a % of total commercial lending assets	8.91%	5.88%	4.03%	2.39%	2.20%	1.79%	1.73%	1.76%	1.97%
Impaired loans(3) :
As a % of total commercial lending assets	12.11%	8.24%	6.35%	6.35%	5.40%	4.06%	3.23%	3.46%	3.91%
Allowance for loan losses:
As a % of total commercial lending assets	4.51%	4.26%	3.89%	1.48%	1.50%	1.40%	1.41%	1.16%	1.43%
Net charge offs (last twelve months):
As a % of total average commercial lending assets	5.40%	3.95%	2.89%	1.22%	0.66%	0.57%	0.64%	0.76%	0.75%

(1)	Includes commercial loans, loans held for sale, commercial real estate “A” participation interest and related accrued interest.

(2)	Includes loans with an aggregate principal balance of $295.3 million, $115.2 million, $110.3 million, $96.3 million, $58.3 million, $47.2 million, $55.5 million, $17.7 million and $31.1 million as of June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively, that were also classified as loans 90 or more days contractually delinquent. Also includes non-performing loans held for sale that had an aggregate principal balance of $13.8 million, $14.0 million, $14.5 million, $14.5 million, $14.9 million and $3.0 million as of June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and September 30, 2007, respectively. As of March 31, 2008, December 31, 2007 and June 30, 2007 there were no non-performing loans classified as held for sale.

(3)	Includes loans with an aggregate principal balance of $390.3 million , $179.3 million, $128.9 million, $163.8 million, $81.7 million, $47.2 million, $55.5 million, $57.4 million and $76.2 million as of June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively, that were also classified as loans 90 or more days contractually delinquent, and loans with an aggregate principal balance of $870.6 million, $601.1 million, $423.4 million, $249.4 million, $192.4 million, $174.5 million, $170.5 million, $166.4 million and $173.1 million as of June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively, that were also classified as loans on non-accrual status.